SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

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ALTEGRIS MANAGED FUTURES STRATEGY FUND
ALTEGRIS MACRO STRATEGY FUND
ALTEGRIS FUTURES EVOLUTION STRATEGY FUND
ALTEGRIS EQUITY LONG SHORT FUND
ALTEGRIS FIXED INCOME LONG SHORT FUND
ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

each a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 19, 2013

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund (each, a “Fund” and, together, the “Funds”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788, on July 19, 2013 at 10:00 a.m., Eastern Time, for the following purposes:

1.  To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Trust, on behalf of each Fund, and Altegris Advisors, LLC, the current investment adviser to the Funds.  (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)  No fee increase is proposed.

2.

To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 7, 2013 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 19, 2013.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at www.altegrismutualfunds.com.

By Order of the Board of Trustees

/s/ James P. Ash

James P. Ash, Esq., Secretary

June 11, 2013

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

ALTEGRIS MANAGED FUTURES STRATEGY FUND
ALTEGRIS MACRO STRATEGY FUND
ALTEGRIS FUTURES EVOLUTION STRATEGY FUND
ALTEGRIS EQUITY LONG SHORT FUND
ALTEGRIS FIXED INCOME LONG SHORT FUND
ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

each a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, NE 68154-1150

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 19, 2013

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund (each a “Fund” and, together, the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on July 19, 2013 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about June 12, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new investment advisory agreement ("New Advisory Agreement") by and between the Trust, on behalf of each Fund, and Altegris Advisors, LLC, the current investment adviser to the Funds.  (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)  No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 7, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 877-738-0333.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND ALTEGRIS ADVISORS, LLC

The primary purpose of this proposal is to enable Altegris Advisors, LLC (“Altegris”) to continue to serve as the investment adviser to the Funds.  To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Altegris.  Shareholders of each Fund, voting separately, will vote on this proposal with respect to their Fund.  Altegris has served as each Fund’s investment adviser since each Fund commenced operations.  Approval of the New Advisory Agreement with respect to a Fund will not result in any increase in the fee rate paid by a Fund or its shareholders.  The New Advisory Agreement is substantially similar in all material respects to each Fund’s current advisory agreement with Altegris (collectively, the “Current Advisory Agreement”).  The effective date of the New Advisory Agreement with respect to a Fund will be the later of the date shareholders of the Fund approve the New Advisory Agreement or upon the closing of the transaction contemplated below.

Background and Information on the Acquisition

On March 27, 2013, Genworth Holdings, Inc. (formerly named Genworth Financial, Inc.) (“Genworth” or “Seller”) entered into a definitive agreement with AqGen Liberty Holdings LLC and certain of its subsidiaries (together, the “Buyer”) to sell all of the outstanding shares of AssetMark Holdings, Inc. (“AssetMark”), the holding company of Altegris, to the Buyer (the “Acquisition”).  AqGen Liberty Holdings LLC is a newly formed holding company that will as of the Closing (as defined below) be owned by Aquiline Financial Services Fund II L.P., Genstar Capital Partners V, L.P., Genstar Capital Partners VI, L.P., Stargen V, L.P., Stargen VI, L.P., certain executives of AssetMark or its subsidiaries and potential passive co-investors who would exert no direct or indirect control over Altegris.  Aquiline Financial Services Fund II L.P. is a private equity fund managed by Aquiline Capital Partners LLC (“Aquiline”), Genstar Capital Partners V, L.P. and Stargen V, L.P. are private equity funds managed by Genstar Capital LLC and Genstar Capital Partners VI, L.P. and Stargen VI, L.P. are private equity funds managed by Genstar Capital Management LLC (Genstar Capital LLC and Genstar Capital Management LLC together, “Genstar Capital”).  As a result of the Acquisition, the Buyer will acquire Altegris and other related companies owned by AssetMark.  The aggregate purchase price for the companies will be approximately $412.5 million.  The closing of the Acquisition is subject to certain conditions. Among the conditions is the approval by a majority of the shareholders of each Fund of the proposed New Advisory Agreement between Altegris and the Trust, on behalf of the Funds.  The closing of the Acquisition is expected to occur in the second half of 2013 or as soon as practical thereafter (the “Closing”), provided all of the conditions to the Closing are met.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to a third-party is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  Upon the closing of the Acquisition, a “change in control” of Altegris for purposes of the 1940 Act will be deemed to have occurred and to have caused the “assignment” and resulting termination of the Current Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

At a meeting held on April 24, 2013 (the “Board Meeting”), the Board of Trustees of the Trust approved the New Advisory Agreement for the Funds, subject to shareholder approval. The Trustees also approved an interim advisory agreement between the Trust, on behalf of each Fund, and Altegris (the “Interim Advisory Agreement”).  The Interim Advisory Agreement allows Altegris to continue to manage the Fund while the Trustees solicit shareholder approval for the New Advisory Agreement if the Acquisition occurs before the Trust obtains shareholder approval of the New Advisory Agreement.  If necessary, the Interim Advisory Agreement would become effective upon the closing of the Acquisition and would be effective for 150 days from such date or until the New Advisory Agreement is approved, if sooner.  The terms of the Interim Advisory Agreement are substantially similar in all material respects to those of the Current Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed and all fees earned by Altegris under the Interim Advisory Agreement would be held in a separate escrow account pending shareholder approval of the New Advisory Agreement.  Upon approval of the New Advisory Agreement by each Fund’s shareholders, the escrowed management fees will be paid to Altegris.

Please see “Evaluation by the Board of Trustees” below for a discussion of the Trustees’ considerations in connection with approving the New Advisory Agreement.

Altegris’ sub-advisory agreements with the sub-advisers listed in “Other Information – Operation Of The Fund” below (each a “Sub-Adviser”) terminate upon the termination of the Current Advisory Agreement. The Board also approved new sub-advisory agreements with the Sub-Advisers at the Board Meeting; however, a shareholder vote is not required for these new sub-advisory agreements pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”). The Order permits Altegris to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Independent Trustees, without obtaining shareholder approval. Pursuant to the Order, however, the Funds are required to provide certain information about the new sub-advisory agreements to the Funds’ shareholders, which will be provided at a later date.

Information about Altegris and the Buyer

Altegris is currently an indirect, wholly-owned subsidiary of Seller.  AssetMark, located at 16501 Ventura Boulevard, Suite 201, Encino, CA  91436, is a holding company that is wholly-owned by Genworth, located at 6620 West Broad Street, Richmond VA 23230.  Altegris Holdings, Inc. (“AHI”), located at 1200 Prospect Street, Suite 400, La Jolla, CA  92037,  is a holding company that is wholly-owned by AssetMark. AHI is the 100% owner of the single, undivided membership interest in Altegris.  After the Closing, Altegris will be an indirect, wholly owned subsidiary of the Buyer.

 Aquiline is a specialist private equity firm based in New York investing exclusively in the global financial services sector in industries such as property and casualty insurance, banking, securities, asset management, life insurance, and financial technology. Aquiline seeks to add value to its portfolio companies through strategic, operational, and financial guidance. The firm consists of industry veterans with operating experience and a hands-on approach to building value in portfolio companies. Aquiline believes it has the depth of expertise and experience to identify and create opportunities in a variety of market conditions. Through its financial services funds, Aquiline has constructed a portfolio of start-up, growth capital, and buyout investments, all with a middle-market focus.

Genstar Capital is a San Francisco-based private equity firm that invests in leading middle-market companies in the following industries: financial services, life sciences, healthcare services, software and software services and industrial technology.  For over 20 years, Genstar Capital has utilized its deep industry knowledge and extensive executive networks to create value at its portfolio companies. Genstar Capital partners with leading industry executives to accelerate growth and profitability at portfolio companies. Through its in-depth partnerships with management, Genstar Capital provides value-added resources to help each portfolio company achieve its strategic goals.

Anticipated Effects of the Acquisition on Altegris and the Funds

The Acquisition is not expected to materially impact the business conducted by Altegris.  It is expected that, after the Acquisition, Altegris will maintain an independent organizational and operating structure, and there is currently no intention to integrate Altegris’ operations into Aquiline’s or Genstar Capital’s existing businesses.  It is anticipated that Aquiline and Genstar Capital will share control of Altegris equally.  Aquiline and Genstar Capital currently plan to retain the existing management team and operating structure both for Altegris and in support of the Funds.  It is currently expected that Altegris’ management team will be retained.  Investment management professionals serving Altegris’ clients are not currently expected to change as a result of the Acquisition. As noted above, the Buyer does not currently expect to materially change Altegris’ business, operational structure or personnel; however, over time, it is expected that the Funds will enjoy certain benefits as a result of the Acquisition, as Altegris will have more flexibility to conduct its operations and pursue opportunities without the complications that may arise from being a subsidiary of a large, publicly traded insurance company with diversified lines of business.  Altegris expects to be able to operate more efficiently after the Acquisition.

It is anticipated that, for a period of not more than one year, Altegris may receive support from Genworth pursuant to a Transition Services Agreement; however, there is not expected to be any material direct impact on the Funds related to transition support services provided by Genworth.  The transition services to be provided pursuant to the Transition Services Agreement, and their associated costs, will not be borne by the Funds.

Section 15(f) of the 1940 Act

The Board of Trustees has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as Genworth) of an investment adviser (such as Altegris) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.  The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.  The Board of Trustees currently meets this test and is expected to continue to do so after the Acquisition is completed.  Second, no “unfair burden” can be imposed on the investment company as a result of the Acquisition.  An “unfair burden” includes: any arrangement during the two-year period after the Acquisition where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  The Buyer has agreed, following the Closing, to use its reasonable best efforts to meet the requirements of Section 15(f) of the 1940 Act.  In that regard, from and after the Closing and to the extent within its control, the Buyer has agreed to conduct its businesses (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The Advisory Agreements

Under the terms of the Current Advisory Agreement and Interim Advisory Agreement, Altegris is entitled to receive an annual fee from each Fund equal to the percentages of such Fund’s average daily net assets set forth below:

Fund	Management Fee
Altegris Managed Futures Strategy Fund	See Advisory Fee Breakpoint table 1
Altegris Macro Strategy Fund	See Advisory Fee Breakpoint table 1
Altegris Futures Evolution Strategy Fund	See Advisory Fee Breakpoint table 2
Altegris Equity Long Short Fund	2.75%
Altegris Fixed Income Long Short Fund	1.75%
Altegris Multi-Strategy Alternative Fund

The Adviser shall waive any and all advisory fees on the portion of net assets of the Fund invested in other Altegris Funds listed above, or as added from time-to-time. The advisory fee for all other net assets shall be an amount equal to 1.50% of average net assets of the Fund. However, the total advisory fee charged for any annual period shall not exceed the maximum advisory fee set forth in the Advisory Fee Breakpoint table 3

Advisory Fee Breakpoint Table 1

Portion of Net Assets	Advisory Fee
$1 billion and less	1.50%
Greater than $1 billion and less than or equal to $1.5 billion	1.40%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.30%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.20%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.10%
Greater than $3 billion	1.00%

Advisory Fee Breakpoint Table 2

Portion of Net Assets	Advisory Fee
$1 billion and less	1.75%
Greater than $1 billion and less than or equal to $1.5 billion	1.60%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.50%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.40%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.30%
Greater than $3 billion	1.15%

Advisory Fee Breakpoint Table 3

Net Assets	Advisory Fee
Investment in other Altegris Funds	waived
Portion of Net Assets not invested in Altegris Funds, subject to Maximum Advisory Fee listed below	1.50%
Portion of Total Net Assets	Maximum Advisory Fee
$1 billion and less	1.00%
Greater than $1 billion and less than or equal to $1.5 billion	0.93%
Greater than $1.5 billion and less than or equal to $2.0 billion	0.86%
Greater than $2.0 billion and less than or equal to $2.5 billion	0.79%
Greater than $2.5 billion and less than or equal to $3.0 billion	0.72%
Greater than $3 billion	0.65%

For such compensation, Altegris, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Current Advisory Agreement at a meeting held on February 6, 2013.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement, on behalf of each Fund, with Altegris.  The terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed, and six separate agreements have been combined into one agreement.  If the New Advisory Agreement with Altegris is not approved by the shareholders of one or more of the Funds, the Board of Trustees and Altegris will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The effective date of the New Advisory Agreement for each Fund will be the later of the date shareholders of the Fund approve the New Advisory Agreement or upon the closing of the Acquisition. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by each Fund with respect to that Fund.  In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Altegris given to one or more of the Funds.  In the event Altegris ceases to manage one or more of the Funds, the right of those Funds to use the identifying name of “Altegris” may be withdrawn.

The New Advisory Agreement, like the Current Advisory Agreement, provides that Altegris shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Altegris

Altegris is a limited liability company organized under the laws of the State of Delaware and located at 1200 Prospect Street, Suite 550, La Jolla, California 92307.  The names, titles, addresses, and principal occupations of the principal executive officers of Altegris are set forth below:

Name and Address*:	Title:	Principal Occupation:
Jon Sundt	Manager, President and Chief Executive Officer	Chief Executive Officer / Altegris Companies; Co-Portfolio Manager
Matthew Osborne	Manager, Executive Vice-President and Managing Director, Strategic Initiatives	Executive Vice-President / Altegris Companies; Co- Portfolio Manager
Allen Cheng	Sr. Vice President and Chief Investment Officer, Research and Investments	Chief Investment Officer / Altegris Companies; Co-Portfolio Manager
Robert Amedeo	Manager, Executive Vice-President and Managing Director, Business Development	Executive Vice-President / Altegris Companies
Kenneth McGuire	Sr. Vice President and Chief Operating Officer	Chief Operating Officer / Altegris Companies
David Mathews	Senior Vice President, General Counsel and Chief Compliance Officer	Chief Legal and Compliance Officer / Altegris Companies

* Each officer address is in care of Altegris, 1200 Prospect Street, Suite 550, La Jolla, California 92307.

For the fiscal years ended on the dates indicated below, under the Current Advisory Agreement and subject to an expense limitation agreement between Altegris and the Trust, Altegris received management fees after waiver or recapture in the following amounts:

Fund	Management Fees	Fiscal Year Ended
Altegris Managed Futures Strategy Fund	$15,485,787	June 30, 2012
Altegris Macro Strategy Fund	$5,101,816	March 31, 2013
Altegris Futures Evolution Strategy Fund	$1,685,959	September 30, 2012
Altegris Equity Long Short Fund	$1,226,261	March 31, 2013

Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013 and do not yet have a full fiscal year of advisory fees paid to report.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees held on April 24, 2013, the Board, including the Independent Trustees, deliberated whether to approve the New Advisory Agreement with Altegris.  The Trustees relied upon the advice of Counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor.  The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreements.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

 Nature, Extent and Quality of Service.  The Trustees revisited their discussions regarding Altegris over the last 12 months, and considered their familiarity with key advisory personnel and that each has approximately 20 years of industry experience.  The Trustees also considered that Altegris has a strong infrastructure with qualified personnel that provides research, operational, sales and marketing, and legal and compliance services to the Funds.  The Trustees also considered that Altegris provides due diligence around asset allocation, sourcing, evaluation of investment managers, investment monitoring, risk management, along with the supervision of sub-advisers.  A representative of Trust management noted that Altegris is professional and proactive in its interactions with management and fund service providers.  The Trustees noted that Altegris manages a robust marketing and distribution plan for the Funds that includes marketing the Funds to Altegris’ affiliated broker-dealers, independent broker-dealers, and making the Funds available for sale on approximately 20 mutual fund “supermarket” platforms.  During their discussion, the Trustees recognized that Altegris has a good fund-raising track record that they expect will continue.  The Trustees remarked that they and the Trust’s CCO have had a good working relationship with Altegris personnel since the commencement of the Altegris/NLFT relationship.  The Trust’s CCO confirmed that he and his staff had not found any material compliance issues at Altegris in the last year, and that Altegris’ compliance team had developed a strong infrastructure for monitoring overall compliance.  The Trust’s CCO noted that Altegris’ current CCO is also its general counsel.  The Altegris CCO explained that Altegris is in the process of evaluating those responsibilities and is considering the addition of a fully dedicated CCO.  With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure the prospectus and 1940 Act guidelines are adhered to.  The Trustees were pleased that existing key Altegris personnel will continue to have responsibility for managing the business, and that a subset of those will have an equity stake in the firm.  Finally, they noted that a representative of Altegris had confirmed that Altegris could see no reason why the reorganization would impact the firm or Fund shareholders negatively, in fact, Altegris believes it will have a positive impact due to the additional expertise and resources Altegris will have access to.  Based on its previous history with Altegris, the Trustees concluded that Altegris has the capacity to provide the Board and shareholders with high quality services for the Funds.

Performance.

Altegris Equity L/S.  The Trustees reviewed the Fund’s performance and compared it to the performance of its peer group and Morningstar category.  They considered the relatively short duration of performance, but noted positively the Fund’s substantial outperformance as compared to its peer group since its inception, and also that the Fund outperformed the Morningstar Long/Short Equity category over the same period.  The Trustees also considered the Fund’s performance relative to the S&P 500 TR Index noting that although the Fund performance lagged the Index, based on the Fund’s limited net exposure (25-35%) to the equity market, the risk adjusted rate of return was strong compared to S&P 500 TR Index.  The Trustees also reviewed the performance attribution of the Fund’s sub-advisers, noting Altegris’ apparent satisfaction with each sub-adviser’s returns as it had made no recommendation to remove or otherwise change any of the sub-advisers.

Altegris Fixed Income L/S.  The Trustees noted that Altegris Fixed Income L/S had only recently commenced operations (February 28, 2013) and, therefore, the Fund’s performance was too limited to be informative.  The Trustees revisited their deliberations from September 2012 when the Fund’s advisory agreement was initially approved, and noted the performance of other funds in the Trust managed by the Adviser.  The Trustees also noted that although past performance is no guarantee of future results as to this or any other fund, the Board concluded that the Adviser has the potential to deliver reasonable performance.

Altegris Futures Evolution. The Trustees reviewed the Fund’s performance since its October 30, 2011 inception and noted that it had outperformed its peer group average by a reasonable amount with positive returns of 0.94% as compared to -1.90% for the peer group during the same period.  They further noted that the Fund had substantially outperformed the Morningstar Managed Futures Category (-7.02%) since inception and over the last one year with Fund returns of 2.85% versus the Morningstar category returns of -6.87%.  They discussed their the difficulties the futures market had experienced during the last year and the contribution that the overall market may have had to the Fund’s overall performance.  The Trustees concluded that the Fund’s performance since inception is strong and although it had underperformed its peer group during the last one year, its strong performance since inception is a more important factor because it demonstrates the adviser’s ability to respond to and perform in the market over a longer period of time.

Altegris Macro. The  Trustees noted that they had recently considered the approval of the advisory agreement between NLFT and Altegris with respect to the Fund at the March 29, 2013 meeting of the Board.  Because of the relatively brief time since their last review of the Fund’s performance, the Trustees revisited their deliberations from that meeting.  They noted that although the Fund continues to trail all comparable averages over the last 1 year, the Fund has outperformed the Morningstar category average since inception and its performance had improved since March 2013. The Trustees recalled Altegris’ frank assessment of its own performance and its proactive efforts to improve the Fund’s performance, as discussed at the March meeting.

Altegris Managed Futures. The Trustees reviewed the one year and since inception performance information for the Fund, and reviewed their deliberations related to the Fund’s performance from the June 2012 meeting of the Board.  They noted favorably that the Fund had outperformed its peer group and the Managed Futures Morningstar category during the last one year and the Morningstar category since inception, while slightly underperforming the peer group since inception.  They noted the Fund’s positive one year performance (0.42%) as compared to negative returns for both the peer group (-1.30%) and the Morningstar category (-6.87%).  They further noted the Fund’s improved performance since June 2012.  After discussion, the Trustees concluded that Altegris appeared to be achieving its objective in the managed futures area, and performing reasonably well relative to other funds in the category.

Altegris Multi-Strat. The Trustees considered, given the relatively short duration of performance, the difficulty in assessing the Fund’s performance, but noted that overall, the Fund’s performance is comparable to its peers and is holding to its investment philosophy.  They referred to their deliberations from the February 2013 meeting, and again noted the performance of a fund with a similar investment strategy sub-advised by Altegris and the performance of the other Funds managed by Altergris.  Additionally, they discussed their prior review of a graphical illustration of Altegris’ intended allocation among the underlying asset classes and were reminded of Altegris’ representation that Altegris will monitor Fund concentration and the strategy will be flexible enough to move out of an asset class as necessary.  After discussion, the Trustees agreed that they continue to expect that Altegris will be able to properly allocate among the classes and produce reasonable results for shareholders.

Fees and Expenses.

Altegris Equity L/S. The Trustees noted that Altegris proposed to continue to charge an annual advisory fee of 2.75%.  They compared the Fund’s advisory fee and estimated expense ratio to its peer group, and noted that the fee is the highest in its peer group and as high as the highest fee in the Morningstar category.  They acknowledged, however, that the Fund is a novel strategy, and also provides the services of three “best in breed” hedge fund style managers as sub-advisers.  The Trustees further considered the Fund’s strong performance and the Fund’s strategy, coupled with the Adviser described “best in breed” sub-advisers, the costs are justified.

Altegris Fixed Income L/S. The Trustees noted that, in connection with the initial approval in September 2012 of an advisory agreement between Altegris and NLFT on behalf of the Fund, Altegris proposed to charge an annual advisory fee of 2%.  They considered that Altegris has now proposed to charge a reduced annual advisory fee of 1.75%, and noted that the sub-adviser would receive 0.85% from the Adviser.  The Trustees compared the Fund’s advisory fee and estimated expense ratio to its peer groups and Morningstar category average noting that although the fee is the highest in its peer group, given the complexity of the strategy and the need for meaningful ongoing review of the sub-adviser, the fee was expected to be on the high side. In reviewing its deliberations from September 2012, the Trustees reconfirmed their conclusions.  Specifically, they discussed the “primary” peer group identified by the Adviser, and a secondary peer group identified by the Adviser, and the Morning Star Non-Traditional Bond Category Fee Average.  The Trustees noted that, in Altegris’ opinion in its September 15(c) response, the most comparable fund (based on strategy) was the one fund in the “primary” peer group, but because that fund adviser receives a “unitary” fee and pays all fund expenses, it is difficult to make a meaningful comparison of the fees. Therefore, the Adviser also provided a secondary peer group for additional review and comparison.  The Board considered the “entrepreneurial premium” attributable to the Fund as it offers a strategy to shareholders that would otherwise be unavailable to a mutual fund investor.  The Trustees concluded that Altegris’ advisory fee was reasonable.

Altegris Futures Evolution.  The Trustees noted that Altegris proposed to continue charging an annual advisory fee of 1.75% as compared to the peer group average of 1.56% and Morningstar category average of 1.24%.  They considered that although the proposed fee is higher than the averages, it is within the range of fees charged by peer group funds (1.40% - 1.80%) and within the range of fees charged by funds in the Morningstar category (0.59% - 2.99%).  The Trustees also referred to their discussions related to the advisory agreement at the August 2011 meeting of the Board and noted the approved breakpoints in place that take the fee to as low as 1.15% at the highest breakpoint.  After discussion, the Trustees concluded that the Fund’s advisory fee was acceptable.

Altegris Macro.  The Trustees noted that they had recently considered the approval of the advisory agreement between NLFT and Altegris with respect to the Fund at the March 29, 2013 meeting of the Board.  Because of the relatively brief time since their last review of the Fund, the Trustees revisited their deliberations from that meeting.  They noted the Fund’s fee of 1.50% is higher than the Morningstar category average of 1.24%, but within the high-low range of fees charged by funds in the category (0.59% - 2.99%).  They further noted the advisory fee is in line with the fees charged by other funds in its peer group which average 1.56% and range 1.40% to 1.80%.  They noted that the approved breakpoints in place reduce the fee as low as 1.0% at the highest breakpoint.  After evaluating the materials provided, and revisiting their deliberations from the March 2013 meeting of the Board, the Trustees concluded that the fee was acceptable.

Altegris Managed Futures.  The Trustees noted that they had recently considered the approval of the advisory agreement between NLFT and Altegris with respect to the Fund at the June 20, 2012 meeting of the Board.  Because of the relatively brief time since their last review of the Fund, the Trustees revisited their deliberations from that meeting.  They noted the Fund’s fee of 1.50% is higher than the Morningstar category average of 1.24%, but within the high-low range of fees charged by funds in the category (0.59% - 2.99%).  They further noted the advisory fee is in line with the fees charged by other funds in its peer group which average 1.56% and range 1.40% to 1.80%.  They noted the approved break points in place that take the fee to as low as 1.0% at the highest breakpoint.  After evaluating the materials provided, and revisiting their deliberations from the June 2012 meeting of the Board, the Trustees concluded that the fee was acceptable.

Altegris Multi-Strat. The Trustees noted the extremely short period since the inception of the Fund and negligible asset level.  They considered that there had been no changes to the advisory fee structure since it was initially approved in February 2013.  Accordingly, the Trustees reviewed and reaffirm their deliberations from that meeting, and they are included herein.  The Board noted that the advisory fee before and after waiver for the first year was estimated at 0.30%, and determined that the fee compares favorably to the Fund’s peer group universe (0.79%) and Morningstar category average (1.09%).  The Board considered that the estimated fees reflect the Adviser’s expectation that 100% of the Fund’s assets will be invested in the affiliated funds for the first six months of operations, and the full investment strategy will be implemented during the following six months.  The Board noted that the portion of Fund assets allocated to affiliated funds will not be subject to a management fee, as Altegris will be directly compensated by the underlying funds, and that Altegris will receive an annual fee of 1.50% on the balance of the portfolio, but that in no case will the Fund directly pay Altegris a management fee in excess of 1.00% of annual fund assets up to $1 billion.  The Board noted other breakpoints that will be instituted as the Fund’s assets grow.  In evaluating the blended fee structure, the Board considered the range of fees in the Fund’s peer group (0.00%-1.60%) and the Morningstar category average, and determined that the 1.00% maximum blended fee for assets up to $1 billion, and the 1.50% fee charged for assets not allocated to affiliated funds, were reasonable.

Economies of Scale.  The Trustees considered whether economies of scale will be reached with respect to the management of the Funds.

Altegris Futures Evolution, Altegris Macro and Altegris Managed Futures.  The Trustees considered the expense limitation agreement in place for the Funds, and the proposed breakpoints included in the Advisory Agreement with respect to Altegris Futures Evolution, Altegris Macro and Altegris Managed Futures. After discussion, the Board’s consensus was that in consideration of the expense limitation agreement, the proposed breakpoints continue to be appropriate, and the shareholders will benefit appropriately from the economies of scale.

Altegris Equity L/S.  The Trustees noted that Altegris indicated its receptiveness to the discussion of breakpoints in the future, but noted the Fund’s current asset levels are not high enough to justify breakpoints at this time. They further noted Altegris continues to waive advisory fees with respect to its management of the Fund.  After discussion, it was the consensus of the Trustees that while breakpoint levels had not been reached at this time, economies of scale should be revisited after the size of the Fund materially increases.

Altegris Fixed Income L/S.  The Board considered whether economies of scale will be reached with respect to the management of the Fund.  The Trustees reviewed and reaffirmed their deliberations from the September 2012 meeting, and concluded they continue to believe that based on the anticipated size of the Fund, and the consideration of the expense limitation agreement, the proposed breakpoints were appropriate, and an effective way to share economies of scale with shareholders.

Altegris Multi-Strat.  The Board considered whether economies of scale will be reached with respect to the management of the Fund.  The Trustees elected to review and reaffirm their deliberations from the February 2013 meeting, and concluded they continue to believe that based on the anticipated size of the Fund, and the consideration of the expense limitation agreement, the proposed breakpoints were appropriate, and an effective way to share economies of scale with shareholders.

Profitability. The Trustees considered the anticipated profits Altegris would realize in connection with managing the Funds and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Funds.

Altegris Equity L/S. The Trustees acknowledged that Altegris is not yet realizing a profit from its relationship with the Fund.  The Trustees concluded, therefore, that Altegris’ level of profitability from its relationship with the Fund was not excessive.

Altegris Fixed Income L/S.  The Trustees acknowledged that Altegris is not yet realizing a profit from its relationship with the Fund noting the small loss incurred by the Adviser.  The Trustees concluded, therefore, that Altegris’ level of profitability from its relationship with the Fund was not excessive.

Altegris Futures Evolution.  The Trustees noted that Altegris profits related to managing this Fund were in line with Board expectations.  They further considered that Altegris continues to waive fees with respect to its management of the Fund because its expense limitation is low, relative to its management fee.  They noted Altegris allocates substantial time, resources and working capital to the ongoing operations and management of the Fund, and agreed with the Adviser’s assessment that the net profitability is reasonable because its fees are in line with the fees charged by its peers, and based on the level of commitment and business risk Altegris assumes.

Altegris Multi-Strat.  The Trustees acknowledged that Altegris is not yet realizing a profit from its relationship with the Fund noting Altegris realized a loss from its relationship with the Fund.  The Trustees concluded, therefore, that Altegris’ level of profitability from its relationship with the Fund was not excessive.

Altegris Managed Futures.  They considered the profits realized by Altegris over the last 12 months in connection with the operation of the Fund, and noted the profits earned by Altegris in connection with its relationship with the Fund.  The Trustees noted Altegris’ commitment to reinvest its legitimate profits in improvements for the Fund and adviser.  Additionally, the Trustees considered the Fund’s investment returns, particularly in light of the challenging nature of the managed futures markets, and the benefits the shareholders have realized from such returns.  The Trustees concluded, therefore, that Altegris’ level of profitability from its relationship with the Fund was not excessive.

Altegris Macro.  The Trustees noted that they had recently considered the approval of the advisory agreement between NLFT and Altegris with respect to the Fund at the March 29, 2013 meeting of the Board.  Because of the relatively brief time since their last review of the Fund, the Trustees revisited their deliberations from that meeting.  They considered the profits realized by Altegris over the last 12 months in connection with the operation of the Fund.  The Trustees considered that based on Altegris’ considerable capital commitment related to launching the Fund, and related business risks, Altegris is being rewarded appropriately for its commitment and risk.  The Trustees concluded that the fees are reasonable.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Funds.  The Trustees further concluded that the Advisory Agreement and related transaction meet the requirements of Section 15 of the 1940 Act such that there will be no unfair burden on the Funds or shareholders, and that the Board will remain at least 75% independent.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Advisory Agreement is in the best interests of each Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the a majority of the Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68154-1150.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  The Funds currently retain Altegris as Fund manager and investment adviser. The Sub-Advisers listed below and located at the addresses below, serve as a sub-adviser to one or more Funds as indicated below. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Funds.  Gemini Fund Services, LLC, provides the Funds with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services provides the Funds with compliance services.

Fund	Sub-Adviser and Address
Altegris Managed Futures Strategy Fund	J.P. Morgan Investment Management, Inc. 270 Park Avenue New York, NY 10036
Altegris Macro Strategy Fund
Altegris Futures Evolution Strategy Fund	DoubleLine Capital LP 333 South Grand Avenue Suite 1800 Los Angeles, CA 90071
Altegris Equity Long Short Fund

Harvest Capital Strategies, LLC

600 Montgomery St., 20th Floor

San Francisco, CA  94111

 OMT Capital Management LLC

One Montgomery St., Suite 3300

San Francisco, CA  94104

  Visium Asset Management, LP

950 Third Avenue, 29th Floor

New York, NY  10022

Altegris Fixed Income Long Short Fund	RockView Management, LLC Metro Center, One Station Place 7th Floor Stamford, CT 06902
Altegris Multi-Strategy Alternative Fund	None

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were the number of shares of beneficial interest of each Fund issued and outstanding as set forth below:

Fund	Shares Issued and Outstanding
Altegris Managed Futures Strategy Fund	812,636,729.102
Altegris Macro Strategy Fund	36,580,183.941
Altegris Futures Evolution Strategy Fund	33,458,233.837
Altegris Equity Long Short Fund	11,776,114.341
Altegris Fixed Income Long Short Fund	2,536,405.155
Altegris Multi-Strategy Alternative Fund	142,425.519

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposal 1.  Shareholders of each Fund will vote separately with respect to their Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Each Fund will vote separately, and an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement with respect to that Fund.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of any Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any Fund.

The record owners of more than 5% of the outstanding shares of each Fund on the Record Date are listed in the following table.

Name & Address	Shares	Percentage of Fund

Altegris Managed Futures Strategy Fund

Class A Shares

Genworth Financial Trust Company

3200 N. Central Ave, 7th Floor

Phoenix, AZ 85012

Charles Schwab

211 Main Street

San Francisco, CA 94105

Ameritrade, Inc.

PO Box 2226

Omaha, NE 68103

Class C Shares

Merrill Lynch

4800 Deer Lake Drive East

Jacksonville, FL 32246

Class I Shares

Ameritrade, Inc.

PO Box 2226

Omaha, NE 68103

Charles Schwab

211 Main Street

San Francisco, CA 94105

Merrill Lynch

4800 Deer Lake Drive East

Jacksonville, FL 32246

Class O Shares

NFS Marcia Cason

1704 Briercliff Drive

Orlando, FL 32806

NFS Sprint Nextel 401k

FBO James C Kite

10427 Caenen Drive

Overland Park, KS 66215

NFS FBO Charlotte Brandt

19586 Larry Court

Clinton Township, MI 48038

NFS FBO Catherine Karoly

674 Elliot Drive

Pasadena, CA 91106

NFS FBO James Forgash

PO Box 69

Kawkawlin, MI 48631

	11,879,133 3,885,805 2,571,157 324,494 18,464,176 15,140,877 6,356,670 2,585 1,239 964 663 602	37.66% 12.32% 8.15% 11.45% 31.77% 26.05% 10.94% 35.90% 17.20% 13.39% 9.21% 8.36%

Altegris Macro Strategy Fund

Class A Shares

Charles Schwab

211 Main Street

San Francisco, CA 94105

Class C Shares

Merrill Lynch

4800 Deer Lake Drive East

Jacksonville, FL 32246

Class I Shares

Charles Schwab

211 Main Street

San Francisco, CA 94105

NFS Omnibus Reinvest

1555 N Rivercenter Drive, Suite 302

Milwaukee, WI 53212

NFS FBO Non-Erisa Clients Cash

PO Box 2887

Wilson, NC 27894

Class N Shares

Genworth Financial Trust Company

3200 N. Central Ave, 7th Floor

Phoenix, AZ 85012

Ameritrade, Inc.

PO Box 2226

Omaha, NE 68103

	899,257 77,672 4,401,674 1,672,303 1,395,424 5,741,119 2,155,899	20.91% 13.98% 23.07% 8.77% 7.32% 45.39% 17.05%

Altegris Futures Evolution Strategy Fund

Class I Shares

Charles Schwab

211 Main Street

San Francisco, CA 94105

NFS Omnibus Reinvest

1555 N Rivercenter Drive, Suite 302

Milwaukee, WI 53212

Class N Shares

Genworth Financial Trust Company

3200 N. Central Ave, 7th Floor

Phoenix, AZ 85012

Charles Schwab

211 Main Street

San Francisco, CA 94105

Ameritrade, Inc.

PO Box 2226

Omaha, NE 68103

	8,028,377 1,445,377 4,078,857 695,227 434,801	47.83% 8.61% 56.00% 9.55% 5.97%

Altegris Equity Long Short Fund

Class A Shares

IRA FBO John M Jenni

PO Box 2052

Jersey City, NJ 07303

Class I Shares

NFS Omnibus Reinvest

1555 N Rivercenter Drive, Suite 302

Milwaukee, WI 53212

Class N Shares

Charles Schwab

211 Main Street

San Francisco, CA 94105

Genworth Financial Trust Company

3200 N. Central Ave, 7th Floor

Phoenix, AZ 85012

	18,272 6,691,622 1,541,747 1,478,131	6.73% 82.33% 45.66% 43.77%

Altegris Fixed Income Long Short Fund

Class A Shares

Matthew Osborne

107 I Avenue

Coronado, CA 92118

Class I Shares

US Bank NA

PO Box 1787

Milwaukee, WI 53201

Genworth Financial Trust Company

3200 N. Central Ave, 7th Floor

Phoenix, AZ 85012

Class N Shares

Genworth Financial Trust Company

3200 N. Central Ave, 7th Floor

Phoenix, AZ 85012

Ameritrade, Inc.

PO Box 2226

Omaha, NE 68103

	1 1,139,741 1,000,000 254,755 15,329	100% 51.09% 44.83% 83.32% 5.01%

Altegris Multi-Strategy Alternative Fund

Class A Shares

IRA FBO Gregory M HE

PO Box 2052

Jersey City, NJ 07303

Sunandan Sen Def Ben

PO Box 2052

Jersey City, NJ 07303

Shafiqur Rahman

PO Box 2052

Jersey City, NJ 07303

Rummana Rahman

PO Box 2052

Jersey City, NJ 07303

DBPP FBO DR Krishan

PO Box 2052

Jersey City, NJ 07303

SEP FBO Rex Brenton

PO Box 2052

Jersey City, NJ 07303

Class I Shares

NFS Richard Pfister

6105 Camino De La Costa

La Jolla, CA 92037

Genworth Financial Trust Company

3200 N. Central Ave, 7th Floor

Phoenix, AZ 85012

Class N Shares

Raghu Mitra

PO Box 2052

Jersey City, NJ 07303

IRA FBO Angeliqua

PO Box 2052

Jersey City, NJ 07303

Katherine Kim

PO Box 2052

Jersey City, NJ 07303

Jason Kim

PO Box 2052

Jersey City, NJ 07303

	10,604 4,995 4,985 4,985 3,009 2,991 49,801 37,966 601 601 601 601	20.29% 9.56% 9.54% 9.54% 5.76% 5.72% 56.74% 43.26% 24.99% 24.99% 24.99% 24.99%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation.  The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $60,000.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Altegris.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and Altegris will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Altegris may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (631) 470-2600, or write the Trust at 17605 Wright Street, Omaha, NE 68154-1150.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on July 19, 2013

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement), and Proxy Card are available at www.altegrismutualfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ James P. Ash

James P. Ash, Esq., Secretary

Dated June 11, 2013

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

INVESTMENT ADVISORY AGREEMENT

By and Between

NORTHERN LIGHTS FUND TRUST

 and

ALTEGRIS ADVISORS, LLC

      AGREEMENT (the "Agreement"), made as of [XXX], 2013 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), a Altegris Advisors, LLC, a Delaware Limited Liability Company (the "Adviser") located at 1200 Prospect Street, Suite 550, La Jolla, California 92037.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.  The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act.  The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to a Fund, and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund  Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By: ____________________________

Name: Andrew Rogers

Title:   President

ALTEGRIS ADVISORS, LLC

By: ____________________________

Name:

Ken McGuire

Title:

Chief Operating Officer

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
ALTEGRIS MANAGED FUTURES STRATEGY FUND	See Advisory Fee Breakpoint Table (1)*
ALTEGRIS MACRO STRATEGY FUND	See Advisory Fee Breakpoint Table (1) *
ALTEGRIS FUTURES EVOLUTION STRATEGY FUND	See Advisory Fee Breakpoint Table (2) **
ALTEGRIS EQUITY LONG SHORT FUND	2.75%
ALTEGRIS FIXED INCOME LONG SHORT FUND	1.75%
ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

The Adviser shall waive any and all advisory fees on the portion of Net Assets of the Fund invested in other Altegris Funds listed above, or as added to this Appendix A from time-to-time.  The advisory fee for all other Net Assets shall be an amount equal to 1.50% of average net assets of the Fund.  However, the total advisory fee charged for any annual period shall not exceed the maximum advisory fee set forth in the Advisory Fee Breakpoint Table (3) ***

*(1) Advisory Fee Breakpoint Table

Portion of Net Assets	Advisory Fee
$1 billion and less	1.50%
Greater than $1 billion and less than or equal to $1.5 billion	1.40%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.30%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.20%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.10%
Greater than $3 billion	1.00%

**(2) Advisory Fee Breakpoint Table

Portion of Net Assets	Advisory Fee
$1 billion and less	1.75%
Greater than $1 billion and less than or equal to $1.5 billion	1.60%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.50%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.40%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.30%
Greater than $3 billion	1.15%

***(3) Advisory Fee Breakpoint Table

Net Assets	Advisory Fee
Investment in other Altegris Funds	waived
Portion of Net Assets not invested in Altegris Funds, subject to Maximum Advisory Fee listed below	1.50%

Portion of Total Net Assets	Maximum Advisory Fee
$1 billion and less	1.00%
Greater than $1 billion and less than or equal to $1.5 billion	0.93%
Greater than $1.5 billion and less than or equal to $2.0 billion	0.86%
Greater than $2.0 billion and less than or equal to $2.5 billion	0.79%
Greater than $2.5 billion and less than or equal to $3.0 billion	0.72%
Greater than $3 billion	0.65%

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

ALTEGRIS MANAGED FUTURES STRATEGY FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD July 19, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on July 19, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Altegris Managed Futures Strategy Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

 Signature                                                Date

_______________________________________

Signature of Joint Shareholder             Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.altegrismutualfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:

                    CUSIP:

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

ALTEGRIS MACRO STRATEGY FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD July 19, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on July 19, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Altegris Macro Strategy Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature                                       Date

_______________________________________

Signature of Joint Shareholder      Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.altegrismutualfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:

                    CUSIP:

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD July 19, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on July 19, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Altegris Futures Evolution Strategy Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

 Signature                                       Date

_______________________________________

Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.altegrismutualfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:

                    CUSIP:

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

ALTEGRIS EQUITY LONG SHORT FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD July 19, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on July 19, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Altegris Equity Long Short Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

  Signature                                Date

_______________________________________

Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.altegrismutualfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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TAG ID:

                    CUSIP:

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

ALTEGRIS FIXED INCOME LONG SHORT FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD July 19, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on July 19, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Altegris Fixed Income Long Short Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

  Signature                                Date

_______________________________________

Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.altegrismutualfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:

                    CUSIP:

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD July 19, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on July 19, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Altegris Multi-Strategy Alternative Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

  Signature                                Date

_______________________________________

Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and Altegris Advisors, LLC	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.altegrismutualfunds.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:

                    CUSIP: